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                                                                   Exhibit 10.77

                               SECOND AMENDMENT TO
           PURCHASE AGREEMENT BETWEEN MATSUSHITA KOTOBUKI ELECTRONICS INDUSTRIES, LTD. AND MAXTOR CORPORATION DATED APRIL 2, 2001

This Second Amendment ("Second Amendment") to Purchase Agreement between Matsushita Kotobuki Electronics Industries, Ltd., a Japanese corporation, having its principal place of business at 2131-1 Minamigata, Kawauchi-Cho, Onsen-Gun, Ehime 791-0395 Japan ("MKE") and Maxtor Corporation, a Delaware corporation, having its principal place of business at 500 McCarthy Boulevard, Milpitas, California 95035 ("Maxtor") dated April 2, 2001 ("Purchase Agreement") is entered into by and between MKE and Maxtor.

WHEREAS, the Purchase Agreement between MKE and Maxtor is due to terminate on November 2, 2001 unless otherwise renewed by the parties.

WHEREAS, the parties executed the First Amendment to the Purchase Agreement effective November 2, 2001 to extend the term of the Purchase Agreement for another one year period such that the Purchase Agreement will terminate, unless otherwise renewed by the parties, on November 2, 2002.

WHEREAS, MKE and Maxtor are desirous of continuing their business relationship contemplated in the Purchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. The term of the Purchase Agreement shall be further extended such that the Purchase Agreement will terminate, unless otherwise renewed by the parties, on March 31, 2004.

2. All of the terms of the Purchase Agreement shall continue to apply to the transactions between MKE and Maxtor except for those terms which are amended by this Second Amendment.

3. This Second Amendment shall be effective as of November 2, 2002 retroactively.

MATSUSHITA KOTOBUKI ELECTRONICS
INDUSTRIES, LTD.                               MAXTOR CORPORATION


By: /s/ Takao Kanamura                         By: /s/ Paul Tufano
    ---------------------------                    ---------------------------
    Takao Kanamura                                 Paul Tufano
Title: Senior Managing Director                 Title:  President and Chief
                                                Executive Officer

Date: February 5, 2003                          Date: February 5, 2003
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